UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 21, 2025, the Company held its Annual Meeting.  The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s Proxy Statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 1, 2025, are as follows:

The Company’s stockholders (i) elected each of the four persons listed below under Proposal 1 to serve as directors of the Company for the term specified, or until their successors are duly elected and qualified, (ii) to approve the First Amendment to the Company’s 2021 Equity Incentive Plan, and (iii) ratified the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, with votes cast as follows.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: The election of the following nominees as directors of the Company for the terms specified.
Ryan Pratt for a three-year term, or until a successor has been elected and qualified.	11,674,035	—	152,012	—	1,243,888
Gary Smith for a three-year term, or until a successor has been elected and qualified.	11,728,944	—	97,103	—	1,243,888
Thomas B. Ellis for a three-year term, or until a successor has been elected and qualified.	11,729,091	—	96,956	—	1,243,888
Todd B. Hammer for a one-year term, or until a successor has been elected and qualified.	11,728,924	—	97,123	—	1,243,888

Proposal 2: To approve the First Amendment to the Company’s 2021 Equity Incentive Plan.	11,686,565	136,511	—	2,971	1,243,888

Proposal 3: To ratify the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	12,607,581	376,037	—	86,317	—

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: May 27, 2025	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer